Loans - Additional Information (Detail)	12 Months Ended
	Dec. 31, 2019 USD ($) Contract	Dec. 31, 2018 USD ($) Contract
Loans and Leases Receivable Disclosure [Line Items]
Loans receivable, description	Responsibility and accountability for adherence to underwriting policies and accurate risk ratings lies in each portfolio segment. All aggregate credit extensions to borrowers over $1,000,000 on a secured basis and $250,000 unsecured are approved by the Director's Loan Committee.
Total loans	$ 261,141,904	$ 239,352,343
Troubled Debt Restructurings that have Subsequently Defaulted, Number of Contracts | Contract	0	0
loans modified as TDR within one year of restructure subsequently defaulted	$ 0	$ 0
Allowance for loan losses attributable to troubled debt restructurings	51,839	142,656
Doubtful
Loans and Leases Receivable Disclosure [Line Items]
Total loans	$ 0	$ 0